Exhibit 10.4

CONFIDENTIAL TREATMENT
REQUESTED
UNDER 17 C.F.R §§ 200.80(b)4, AND
240.24b-2

NOTICE OF GRANT AWARD

NIH CHALLENGE GRANTS AND PARTNERSHIP	Issue Date:08/01/2005

Department of Health and Human Services

National Institutes of Health

NATIONAL INSTITUTE OF ALLERGY AND INFECTIOUS DISEASES

Grant Number: 1 UC1 AI067232-01

Principal Investigator:         PHD

Project Title:  Multivariate pathogen diagnostic products based upon de*

DIRECTOR

IBIS THERAPEUTICS, INC.

1891 RUTHERFORD ROAD

CARLSBAD, CA 92008

UNITED STATES

Budget Period:  08/01/2005 - 07/31/2008

Project Period: 08/01/2005 - 07/31/2008

Dear Business Official:

The National Institutes of Health hereby awards a grant in the amount of $4,873,632(see ‘‘Award Calculation’’ in Section I) to ISIS PHARMACEUTICALS, INC. in support of the above referenced project. This award is pursuant to the authority of 42 USC 241 P.L. 106 - 113 and is subject to terms and conditions referenced below. Acceptance of this award including the Terms and Conditions is acknowledged by the grantee when funds are drawn down or otherwise obtained from the grant payment system.

Award recipients are responsible for reporting inventions derived or reduced to practice in the performance of work under this grant.  Rights to inventions vest with the grantee organization provided certain requirements are met and there is acknowledgement of NIH support.  In addition, recipients must ensure that patent and license activities are consistent with their responsibility to make unique research resources developed under this award available to the scientific community, in accordance with NIH policy.  For additional information, please visit http://www.iedison.gov.

If you have any questions about this award, please contact the individual(s) referenced in the information below.

Sincerely yours,

/s/ Pamela G. Fleming
Pamela G. Fleming
Grants Management Officer
NATIONAL INSTITUTE OF ALLERGY AND INFECTIOUS DISEASES

See additional information below

SECTION I - AWARD DATA - 1 UC1 AI067232-01

AWARD CALCULATION (U.S. Dollars):

Salaries and Wages	$	***

Fringe Benefits	$	***

Personnel Costs	$	***

Consultant Services	$	***

Equipment	$	***

Supplies	$	***

Travel Costs	$	***

Other Costs	$	***
Federal Direct Costs	$	***
Federal F&A Costs	$	***
APPROVED BUDGET		$4,873,632
TOTAL FEDERAL AWARD AMOUNT		$4,873,632

FISCAL INFORMATION:

   CFDA     93.856

   Number:

EIN: 1330336973A1

Document Number: UAI067232A

IC/  CAN /   FY2005

AI/8460938/   4,873,632

NIH ADMINISTRATIVE DATA:

PCC: M63  B / OC: 41.4L /Processed: PFLEMING 050728 0957

SECTION II - PAYMENT/HOTLINE INFORMATION - 1 UC1 AI067232-01

For Payment and HHS Office of Inspector General Hotline Information, see the NIH Home Page at http://grants.nih.gov/grants/policy/awardconditions.htm

SECTION III - TERMS AND CONDITIONS - 1 UC1 AI067232-01

This award is based on the application submitted to, and as approved by, the NIH on the above-titled project and is subject to the terms and conditions incorporated either directly or by reference in the following:

a. The grant program legislation and program regulation cited in this Notice of Grant Award.

b. The restrictions on the expenditure of federal funds in appropriations acts, to the extent those restrictions are pertinent to the award.

c. 45 CFR Part 74 or 45 CFR Part 92 as applicable.

d. The NIH Grants Policy Statement, including addenda in effect as of the beginning date of the budget period.

e. This award notice, INCLUDING THE TERMS AND CONDITIONS CITED BELOW.

(see NIH Home Page at http://grants.nih.gov/grants/policy/awardconditions.htm for certain references cited above.)

Carry over of an unobligated balance into the next budget period requires Grants Management Officer prior approval.

Treatment of Program Income:

Additional Costs

SECTION IV - NIAID SPECIFIC TERMS OF AWARD -

THIS AWARD CONTAINS GRANT SPECIFIC RESTRICTIONS.  THESE RESTRICTIONS MAY ONLY BE LIFTED BY A REVISED NOTICE OF GRANT AWARD.

This award is made under the initiative, “Challenge Grants:  Biodefense and SARS Product Development”, RFA AI-04-029, and is awarded at the NIAID Institute’s recommended level of $4,873,632 total costs.

This award is subject to the Terms and Conditions of Award as set forth in the SPECIAL REQUIREMENTS section of RFA/PA AI-04-029, NIH Guide to Grants and Contracts, 06/15/04. These special terms and conditions are incorporated in this award by reference.

Copies of the RFA may be accessed at the following Internet address: http://grants2.nih.gov/grants/guide/rfa-files/RFA-AI-03-016.html

The conditions of award incorporate the details of the specific milestone and timelines for achieving each milestone as described in the original grant application dated 01/15/05, and include any modifications submitted by the applicant on 06/15/05.

Milestone Breakout (Time and Amount):

MILESTONE 1: 08/01/05 - 07/31/06		$	***
MILESTONE 2: 08/01/06 - 07/31/07		$	***
MILESTONE 3: 08/01/06 - 07/31/07				$	***
MILESTONE 4: 08/01/07 - 07/31/08				$	***

TOTAL	36 MONTHS		$4,873,632

FUNDS AVAILABLE ARE THOSE FOR THE ACHIEVEMENT OF MILESTONE #1 ($***) ALL FUNDS FOR FUTURE MILESTONES ARE RESTRICTED FROM EXPENDITURE UNTIL DETERMINATION THAT MILESTONE #1 GOALS ARE ACHIEVED.  RESTRICTED FUNDS MAY ONLY BE USED UPON RECEIPT OF A REVISED AWARD LIFTING THE RESTRICTIONS.

To achieve consideration of future milestones, the following information must be submitted to NIAID Grants Management two months prior to the completion of the next milestone:  1) 2590 application - that includes a progress report; 2) Updated Product Development plans; 3) updated information regarding assurances, budget and key personnel changes.

This information should be sent to:

Mary Ledford, Grants Management Specialist

DEA, NIAID, NIH, DHHS

Room 2129

6700-B Rockledge Drive, MSC 7614

Bethesda, MD 20892-7614 (Regular Mail)

Bethesda, MD 20817 (Express Mail)

This award may be adjusted in time or funding, as necessary, if the grantee fails to meet the agreed upon milestones.   Any changes in these items from the Notice of Grant Award will require concurrence of NIH.

RESTRICTION: Pending the establishment of a negotiated facilities and administrative (F&A) cost rate, this award has been issued at the requested level, however, only F&A costs of ***% salaries and wages for the achievement of the first milestone ($***) may be expended/obligated at this time.   All other F&A costs are restricted from drawdown.  The timeline to establish this rate is *** days from the issuance of this Notice of Grant Award.  Immediately contact Ms. Ruth Bishop, Office of Financial Management/NIH at (301) 496-2444 for assistance.

RESTRICTION:  The present award is being made without a currently valid certification of Institutional Review Board (IRB) approval for this project with the following restriction:  Only activities that are clearly severable and independent from activities that involve human subjects may be conducted under this award until the project has received IRB approval consistent with 45 CFR Part 46 and certification of IRB approval has been submitted to and accepted by the NIH awarding component.

No funds may be drawn down from the payment system and no obligations may be made against Federal funds for research involving human subjects by the grantee or any other site engaged in such research for any period not covered by an OHRP-approved Assurance and IRB approval consistent with 45 CFR Part 46.

Failure to comply with the above requirements may result in suspension and/or termination of this award, withholding of support, audit disallowances, and/or other appropriate action.

See the NIH Grants Policy Statement, December 2003, (http://grants2.nih.gov/grants/policy/nihgps_2003/NIHGPS_Part5.htm), pages 54-56 for specific requirements related to the protection of human subjects, which are applicable to and a term and condition of this award.

This award is subject to the Clinical Terms of Award included in Monitoring of Clinical Trials and Studies - NIAID (see NIH Guide for Grants and Contracts, July 8, 2002, NOT AI-02-032). These terms and conditions are hereby incorporated by reference, and can be accessed via the following World Wide Web address: http://www.niaid.nih.gov/ncn/pdf/clinterm.pdf All submissions required by the NIAID Clinical Terms of Award must be forwarded electronically or by mail to the responsible NIAID Program Official identified on this Notice of Grant Award.

Awardees who conduct research involving Select Agents (see 42 CFR 73 for the Select Agent list; and 7 CFR 331 and 9 CFR 121 for the relevant animal and plant pathogens) must complete registration with CDC (or USDA, depending on the agent) before using NIH funds. No funds can be used for research involving Select Agents if the final registration certificate is denied.

The proposed research has been identified as involving an infectious agent that may warrant a biocontainment safety level of BSL3 or higher, according to the current edition of Biosafety in Microbiological and Biomedical Laboratories (BMBL; http://www.cdc.gov/od/ohs/biosfty/bmbl4/bmbl4toc.htm). It is the responsibility of the Grantee Organization to assure that ALL Personnel, including those at associated institutions, handling these highly pathogenic infectious agents have received appropriate training and are working in appropriate biocontainment safety level facilities, as recommended in the current edition of BMBL.

In addition, it is a term and condition of NIH funding that all recombinant DNA research must be reviewed and approved by local Institutional Biosafety Committees, as described in the NIH Guidelines for Research Involving Recombinant DNA Molecules (http://www4.od.nih.gov/oba/rac/guidelines_02/NIH_Gdlnes_lnk_2002z.pdf).

None of the funds in this award shall be used to pay the salary of an individual at a rate in excess of $180,100 per year.  Therefore, this award and/or future years are adjusted accordingly, if applicable.

Maria Y. Giovanni, Program Official

Phone: 301-496-1884   Email: mg37u@nih.gov  Fax: 301-480-4528

Mary K. Ledford, Grants Specialist

Phone: 301-402-6446   Email: mledford@niaid.nih.gov Fax: 301-480-3780

SPREADSHEET

GRANT NUMBER: 1 UC1 AI067232-01

P.I.: ***

INSTITUTION: ISIS PHARMACEUTICALS, INC.

YEAR 01

Salaries and Wages	***
Fringe Benefits	***
Personnel Costs	***
Consultant Services	***
Equipment	***
Supplies	***
Travel Costs	***
Other Costs	***

TOTAL FEDERAL DC	***

TOTAL FEDERAL F&A	***
TOTAL COST	4,873,632

YEAR 01

F&A Cost Rate 1	***	%
F&A Cost Base 1	***

F&A Costs 1	***

F&A Cost Rate 2	***	%
F&A Cost Base 2	***

F&A Costs 2	***

F&A Cost Rate 3	***	%
F&A Cost Base 3	***

F&A Costs 3	***